Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated March 16, 2026 to

the Summary Prospectus and the Prospectus for Institutional Investors (“Prospectus”), each dated February 28, 2026, for International Developed Markets Equity Portfolio

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Prospectus

Dear Shareholder,

Please be advised that the Harding Loevner International Developed Markets Equity Portfolio (the “IDME Mutual Fund”) is entering into a transaction with a newly-created shell series of the Fund, the Harding Loevner International Developed Markets Select Equity ETF (the “IDME ETF”) in order to convert the IDME Mutual Fund into an exchange-traded fund (“ETF”) (the “Transaction”).

The Transaction is expected to be completed after the close of business on July 17, 2026 (or at such other date as agreed to by the parties to the Transaction) (the “Closing Date”).

If you are an existing shareholder and your account can hold shares of an ETF, you will become a shareholder of the IDME ETF after the close of business on the Closing Date without any action by you.

If you hold shares of the IDME Mutual Fund in an account that cannot hold shares of an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), you may receive cash, which may be a taxable event for you, or there are certain actions you can take, as further described below.

The IDME ETF will have identical investment objectives, strategies and policies to those of the IDME Mutual Fund.

Completion of the Transaction is subject to making various filings with the U.S. Securities and Exchange Commission (the “SEC”) and a number of conditions under an Agreement and Plan of Reorganization and Liquidation between the IDME Mutual Fund and the IDME ETF (the “Plan”) approved by the Board of Directors (the “Board”) of the Fund. The Transaction does not require shareholder approval.

An Information Statement/Prospectus with respect to the Transaction is expected to be mailed to IDME Mutual Fund shareholders in May 2026. The Information Statement/Prospectus will describe in detail both the Transaction and the IDME ETF, as well as other matters. Investors may obtain a free copy of the Prospectus of the IDME ETF once the registration statement of the IDME ETF becomes effective at http://www.hardingloevnerfunds.com or by calling (877) 435-8105.

The remainder of this Supplement is intended to provide you with further detail about the Transaction.

We thank you for your investment in the Fund.

Sincerely,

Ryan P. Bowles

President

The Harding, Loevner Funds, Inc.

Transaction

The Transaction will be conducted pursuant to the Plan. The Plan provides for:

•	the transfer of all of the assets of the IDME Mutual Fund to the IDME ETF in exchange for shares of the IDME ETF that have an aggregate net asset value equal to the aggregate net asset value of the shares of the IDME Mutual Fund as of the close of business on the Closing Date, less the value of cash to be distributed to certain shareholders of the IDME Mutual Fund as discussed below;

•	the assumption by the IDME ETF of all of the liabilities of the IDME Mutual Fund; and

•	the distribution of shares of the IDME ETF and/or cash to the shareholders of the IDME Mutual Fund in complete liquidation and termination of the IDME Mutual Fund.

After the close of business on the Closing Date, each shareholder of the IDME Mutual Fund will receive shares of the IDME ETF in equal value to the shares of the IDME Mutual Fund held by that shareholder as of the close of business on the Closing Date, except that:

•	cash will be distributed to IDME Mutual Fund shareholders in lieu of fractional IDME ETF shares, because the IDME ETF does not issue fractional shares; and

•	cash will be distributed to IDME Mutual Fund shareholders who do not hold IDME Mutual Fund shares through a brokerage account that can accept IDME ETF shares (“Cash-Out Shareholders”) and for which no account has been established to receive such shares by the Closing Date.

Cash-Out Shareholders include the following types of shareholder accounts:

•	Non-Accommodating Brokerage Accounts. If your shares are held in an account that cannot accept ETF shares, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•	Non-Accommodating Retirement Accounts. If you hold your IDME Mutual Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Transaction or your financial intermediary may transfer your investment in your IDME Mutual Fund to a different investment option prior to the Transaction.

•	Fund Direct Accounts. If you hold your IDME Mutual Fund shares in an account directly with the IDME Mutual Fund at its transfer agent (a “fund direct account”), you should transfer your shares of the IDME Mutual Fund to a brokerage account that can accept shares of the IDME ETF prior to the Transaction.

On or prior to the Closing Date, if determined necessary by the IDME Mutual Fund, the IDME Mutual Fund will declare one or more dividends and/or distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gains, if any, through the closing of the Transaction. As a result of the Transaction, the IDME Mutual Fund’s distributions for the year 2026 may be significantly larger than distributions from previous years.

Prior to the Closing Date, the IDME Mutual Fund will engage in business activities in preparation for the Transaction. This is likely to impact the IDME Mutual Fund’s performance. Shareholders who remain invested in the IDME Mutual Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Closing Date.

The below referenced Information Statement/Prospectus will provide information regarding the last dates that the IDME Mutual Fund will accept purchases of fund shares by new investors and subsequent purchases by existing shareholders, respectively.

IDME Mutual Fund shareholders who do not wish to own IDME ETF shares as a result of the Transaction may, prior to the Closing Date: (1) redeem IDME Mutual Fund shares; or (2) exchange IDME Mutual Fund shares for shares of another portfolio of the Fund, as described in the IDME Mutual Fund’s Prospectus. The last date for redemptions, including exchange redemptions, is the Closing Date.

The Transaction does not require shareholder approval.

Rationale for Transaction

The Fund’s Board, including the Directors who are not deemed to be “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Transaction and determined that it is in the best interests of each Portfolio and that the interests of the existing shareholders of the IDME Mutual Fund will not be diluted as a result of the Transaction. The Board believes the Transaction will permit shareholders of the IDME Mutual Fund to pursue the same investment objective in an ETF structure, which provides multiple benefits for shareholders, including lower costs, the potential for increased tax efficiency, intraday trading and full daily holdings transparency.

Tax Considerations

The Transaction is expected to qualify as a tax-free reorganization for federal income tax purposes which means, among other things, that no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the IDME Mutual Fund or its shareholders as a result of the Transaction (except with respect to cash received in lieu of fractional shares and cash to be distributed to Cash-Out Shareholders), and that each shareholder’s aggregate basis for federal income tax purposes in the IDME ETF’s shares received in the Transaction will be the same as the shareholder’s aggregate basis immediately before the Transaction in the shares of the IDME Mutual Fund exchanged therefor (reduced by any amount of tax basis allocable to fractional shares for which cash is received). Shareholders of the IDME Mutual Fund who receive cash in connection with the Transaction (such as cash in lieu of fractional IDME ETF shares and cash distributed to Cash-Out Shareholders), as well as shareholders of the IDME Mutual Fund who redeem or exchange shares prior to the Closing Date, may recognize a taxable event. In connection with the Transaction discussed herein, an Information Statement/Prospectus that will be included in a registration statement on Form N-14 will be filed with the SEC. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Transaction. After they are filed, free copies of the materials will be available for free on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Investors Should Retain this Supplement for Future Reference.